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Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, J. Bryan Baker, certify that:

(1)
I have reviewed this annual report on Form 10-K/A of FirstCity Financial Corporation; and

(2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

  Date: May 12, 2008

/s/ J. BRYAN BAKER J. Bryan Baker Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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  Exhibit 31.2
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002